UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2025

La Rosa Holdings Corp.

(Exact name of registrant as specified in its charter)

Nevada	001-41588	87-1641189
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1420 Celebration Blvd., 2nd Floor
Celebration, Florida	34747
(Address of principal executive offices)	(Zip Code)

(321) 250-1799

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	LRHC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 23, 2025, La Rosa Holdings Corp., a Nevada corporation (the “Company”), and an institutional investor (the “Holder”), entered into that certain waiver agreement (the “Waiver”), dated May 23, 2025, with respect to the (i) a senior secured convertible note (the “Original Note”), dated February 4, 2025, issued by the Company to the Holder pursuant to that certain Securities Purchase Agreement, dated as of February 4, 2025 (as amended, the “Purchase Agreement”), by and among the Company and the Holder and (ii) certain incremental note purchase warrants, dated February 4, 2024 (the “Incremental Warrants”) to purchase additional senior secured convertible promissory notes of the Company (the “Incremental Notes” and, together with the Original Note, the “SPA Notes”).

As previously reported in Current Report of the Company on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 5, 2024, the Company issued the Original Note and Incremental Warrants to the Holder pursuant to the Purchase Agreement. The Company and the Holder also entered into the Registration Rights Agreement, dated February 4, 2025 (the “Registration Agreement”).

Pursuant to the Waiver, the Holder waived a provision of the Registration Agreement to register for resale the shares of common stock issuable upon conversion of the Incremental Notes, in the initial registration statement filed by the Company with the Securities and Exchange Commission (the “SEC”) on February 14, 2025, and all related rights to receive any Registration Delay Payments (as defined in the Registration Agreement). The Company agreed to file subsequent registration statements within thirty (30) calendar days following the issuance of any Incremental Notes pursuant to the exercise or call of an Incremental Warrant, registering for resale by the Holder all shares issuable upon the conversion of such notes.

In addition, effective as of May 20, 2025 and until May 30, 2025, the Holder waived all rights to all default penalties, default interest, and acceleration of any amounts under the Original Note, and any other rights resulting from the event of default under the Purchase Agreement, the Original Note, Incremental Warrants, and other transaction documents, with respect to the Company’s failure to file Quarterly Report on Form 10-Q for the quarter ending March 31, 2025 with the SEC.

The preceding description of the Waiver purport to be a summary only and is qualified in its entirety by reference to the full text of such document, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 21, 2025, the Company received a notice (the “Notice”) from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) that the Company is not in compliance with Nasdaq Listing Rule 5250(c)(1) as a result of its failure to timely file its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2025 (the “Form 10-Q”) with the SEC.

The Nasdaq informed the Company in the Notice that, under Nasdaq rules, the Company has 60 calendar days to submit a plan to regain compliance, and if the Staff accepts such plan, they can grant an exception of up to 180 calendar days from the Form 10-Q’s due date (or until November 17, 2025) to regain compliance. In determining whether to accept our plan, Nasdaq will consider such things as the likelihood that the filing of the Form 10-Q, along with any subsequent periodic filing that will be due, can be made within the 180 day period, the Company’s past compliance history, the reasons for the late filing of the Form 10-Q, other corporate events that may occur within its review period, the Company’s overall financial condition and its public disclosures. Any subsequent periodic filing that is due within such 180 day exception period must be filed no later than the end of the period.

As previously reported in the Company’s Notification of Late Filing on Form 12b-25 filed with the SEC on May 14, 2025 (the “Form 12b-25”), the Company was unable to file the Form 10-Q within the prescribed period due to a delay in obtaining and compiling information required to be included in the Form 10-Q, which delay could not be eliminated by the Company without unreasonable effort and expense. Subsequent to filing the Form 12b-25, the Company continued to dedicate significant resources to the completion of the Form 10-Q but was unable to file the Form 10-Q by May 20, 2025, the end of the extension period provided by the Form 12b-25. The Company requires additional time to complete and file the Form 10-Q.

The Notice from Nasdaq has no immediate effect on the listing of the Company’s common stock and its common stock will continue to be listed on The Nasdaq Capital Market under the symbol “LRHC”. The Company intends to take the necessary steps to regain compliance with Nasdaq’s listing rules as soon as practicable and currently expects to file the Form 10-Q within the 60-day period granted by Nasdaq in the Notice (which would eliminate the need for the Company to submit a formal plan to regain compliance) and/or submit a plan of compliance with Nasdaq. However, there can be no assurance that the Form 10-Q will be filed within such period, a plan of compliance will be submitted within such period, the Staff will grant the Company an exception of up to 180 calendar days from the Form 10-Q’s due date, or that the Company will be able meet the continued listing requirements during any compliance period that may be granted by Nasdaq.

As required under Nasdaq Listing Rule 5810(b), the Company issued a press release on May 28, 2025, announcing that it had received the Notice. A copy of this press release is attached as Exhibit 99.1 to this Form 8-K.

Cautionary Note Regarding Forward-Looking Statements

This report contains statements that are forward-looking and as such are not historical facts. This includes statements regarding the Company’s intention to regain compliance with the Nasdaq Listing Rule 5250(c)(1) and similar expectations, beliefs, plans, objectives, assumptions or projections of the Company and therefore are, or may be deemed to be, “forward-looking statements.” These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “seeks,” “projects,” “intends,” “plans,” “might,” “possible,” “potential,” “predicts,” “may,” “would,” “could,” “will” or “should” or, in each case, their negative or other variations or comparable terminology, but the absence of these words does not mean that a statement is not forward-looking. Such forward-looking statements are based on management’s expectations, beliefs and forecasts concerning future events impacting the Company. One should carefully consider the risks and uncertainties described in the “Risk Factors” section of the Company’s latest Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and the other documents filed by the Company from time to time with the SEC. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Item 8.01 Other Events.

As required under Nasdaq Listing Rule 5810(b), the Company issued a press release on May 28, 2025 announcing that it had received the Notice from Nasdaq. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

The disclosure under Item 8.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information provided herein shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1*	Form of the Waiver Agreement, dated May 23, 2025.
99.1	Press release of La Rosa Holdings Corp., dated May 28, 2025.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

*	Certain personal information in this Exhibit has been omitted in accordance with Regulation S-K Item 601(a)(6).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 28, 2025	LA ROSA HOLDINGS CORP.

	By:	/s/ Joseph La Rosa
	Name:	Joseph La Rosa
	Title:	Chief Executive Officer

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